UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2007. The net asset value at that date was $13.93 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $13.19. The total return, including income, for the fund and the comparative benchmarks were:

	Six Months Ended December 31, 2007	Year Ended December 31, 2007
Cohen & Steers Total Return Realty Fund at Market Value[a]	–12.94%	–22.60%
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	–11.28%	–15.92%
FTSE NAREIT Equity REIT Index[b]	–10.42%	–15.69%
S&P 500 Index[b]	–1.37%	5.49%
Blended Index—80% FTSE NAREIT Equity REIT Index[b], 20% Merrill Lynch REIT Preferred Index[b]	–10.94%	–14.99%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A long-term capital gain distribution of $1.35 per share was declared for shareholders of record on December 26, 2007 and was paid on December 31, 2007.

Three monthly dividends of $0.1125 per common share were declared and will be paid to common shareholders on January 31, 2008, February 29, 2008 and March 31, 2008c.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Review

The year was a turbulent one for REITs, which suffered a decline after four straight years of double-digit gains and seven years of positive total returns. As the year began, real estate securities continued to be buoyed by a number of factors. The economy was strong, driving growth in demand for commercial real estate. New supply of competitive commercial real estate product was relatively muted, despite real estate being in a mature stage of its cycle. Debt markets were highly liquid and accommodative of real estate M&A activity, including leveraged buyouts (LBOs). This was highlighted in January by a bidding contest for Equity Office Properties, which was acquired by The Blackstone Group in a $41 billion transaction, at a 24% premium to the market price when the offer was first made.

REITs disproportionately hit by credit woes

While real estate fundamentals did stay generally healthy through the year, concerns over subprime mortgages began to mount, resulting in a general re-pricing of risk and a dramatic widening of credit spreads in July. Commercial banks, seeking to preserve capital to offset losses from a variety of financial instruments, became reluctant to lend. Loans to finance LBOs stopped abruptly, removing a positive catalyst for the REIT market (REITs had been a prime target of private equity investors). In addition, the credit crunch increased the possibility of a U.S. economic recession, fueling worries over underlying fundamentals for real estate.

Real estate securities, which had reached an all-time high in February 2007, declined more than 20% from that peak by August. REITs were volatile over the remainder of the year, as investors reacted to monetary news (the Federal Reserve reduced interest rates from 5.25% to 4.25% between September and the end of the year) and the latest unsettling credit news.

Most property sectors declined in the year. Amid the economic and financial uncertainty, the best performers were generally sectors with longer leases such as health care (which had a total return of +2.1% in 2007). The industrial sector (+0.4%) also had a positive total return, benefiting from strong global trade and demand for warehouse space. Apartments (–25.4%) had a sizable decline, reflecting their shorter duration leases and concerns over a rise in single-family homes available for rent. The office sector (–19.0%) also underperformed, amid fears that unemployment would rise, particularly in markets with high concentrations of financial services tenants.

Preferred securities suffer their worst year ever

Preferred securities had their poorest yearly performance on record in 2007, reflecting a surge in issuance that drove down prices in the secondary market. Faced with diminished capital and increased balance-sheet risk, numerous financial institutions sought to recapitalize themselves in the preferred market instead of the equity market, where financial shares were trading at several-year lows. In contrast, the supply of new REIT preferreds evaporated before mid-year as this avenue of funding became much more expensive, and as REIT balance-sheet growth slowed.

Fears of a slowing economy and sagging investor confidence particularly weighed on the performance of preferreds issued by mortgage REITs, as well as certain shopping center, apartment and lodging companies. Total returns for preferreds issued by companies in the storage and health care sectors, which are viewed as defensive, provided some relief and stability within the REIT preferred market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Portfolio performance

The fund's common stock REITs underperformed the NAREIT index. This reflected the broad underperformance of the higher-yield REITs targeted by the fund as part of its income objective. These stocks tend to represent companies in secondary markets with less restrained supply, leaving them more vulnerable to rising cap rates. In this environment, stock selection was a detractor in many sectors, in particular the office, shopping center, diversified and regional mall sectors. Our underweight in the industrial and specialty sectors also detracted from performance. Stock selection in the health care and hotel sectors helped performance, as did our overweight in health care and underweight in hotels.

The fund had a small (3%) allocation to the common stock of commercial mortgage companies, which detracted from performance. These holdings had sizable declines as investors sold anything associated with mortgages, despite continued low and stable default rates for commercial mortgages. Security selection with respect to REIT preferreds was relatively favorable as our preferred holdings outperformed the broader REIT preferred market.

In 2007, the fund's market price total return lagged its net asset value total return. Closed-end fund share prices were negatively affected by the turbulence in the credit markets and concerns about leverage.

Investment Outlook

Real estate securities, which had factored in a good deal of positive news at the start of the year, ended 2007 with considerable pessimism priced into their shares. Overall, REITs were trading at an 18% discount to their underlying net asset value as of December 31, 2007, compared with a premium of 13% at the end of 2006, and compared with a historical average premium of 5%. The size of this discount suggests to us that the market is expecting at least a mild recession and perhaps a meaningful decline in property values. Our view is that the economy will slow, with some possibility of it dipping into a shallow recession, before reaccelerating as monetary actions take hold. We have already factored modest declines into property asset values due to higher cap rates, particularly for class B properties and secondary markets, but we do not expect a dramatic downturn.

REITs more attractive than stocks generally

In the wake of a difficult year, we believe that REITs have improved return prospects for 2008. The group's projected earnings growth is higher than projections for the S&P 500 Index, yet REIT earnings are far less volatile than the average S&P 500 company. In addition, at 14.5 times forward earnings, REITs have a lower P/E ratio than the S&P 500 (16.3x) while their dividend yield is higher (4.9% vs. 2.0%). REIT dividend yields also compared favorably with the 10-year Treasury bond's 4.0% yield at the end of 2007. In an uncertain environment, investors could find these metrics appealing.

With regard to fundamentals, we believe that modest levels of employment growth stand to support demand for sectors such as offices, apartments and hotels, yet new supply is likely to be quite restrained due to the lack of credit for construction loans. Of course, ongoing credit woes could continue to hamper REITs and stocks broadly, but we believe they are positioned to perform well once investors sense that the worst of the credit news is behind us. In this environment, we remain highly focused on companies with strong managements, compelling long-term business models and properties in the most desirable locations.

REIT preferreds may be volatile

The REIT preferred sector will likely remain volatile until the full effect of the financial market credit crisis is disclosed and absorbed. In the meantime, we intend to focus on investments in companies that are less subject to balance sheet-driven volatility or a slowing economy that may slip into recession. Overall, we remain focused on high-quality issuers with strong fundamentals and attractive income streams. While such companies exist in all segments of the market, we particularly favor health care, storage and select office companies at this time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

DECEMBER 31, 2007

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
Ventas	$9,577,117	7.4%
Macerich Co.	7,425,770	5.8
Vornado Realty Trust	7,414,185	5.8
Boston Properties	5,866,659	4.6
AvalonBay Communities	5,591,916	4.3
HCP	5,168,308	4.0
Nationwide Health Properties	4,934,501	3.8
Mack-Cali Realty Corp.	4,219,400	3.3
Liberty Property Trust	3,722,252	2.9
Home Properties	3,668,730	2.8

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

		Number of Shares	Value
COMMON STOCK	82.5%
DIVERSIFIED	7.6%
Colonial Properties Trust		26,107	$590,801
Land Securities Group PLC (United Kingdom)		13,800	413,703
Unibail-Rodamco (France)		6,400	1,402,820
Vornado Realty Trust		84,300	7,414,185
			9,821,509
HEALTH CARE	19.2%
HCP		148,600	5,168,308
Health Care REIT		27,600	1,233,444
Nationwide Health Properties		157,300	4,934,501
Omega Healthcare Investors		44,500	714,225
Senior Housing Properties Trust		135,228	3,066,971
Ventas		211,649	9,577,117
			24,694,566
HOTEL	3.6%
DiamondRock Hospitality Co.		99,100	1,484,518
Hospitality Properties Trust		51,700	1,665,774
Strategic Hotels & Resorts		86,700	1,450,491
			4,600,783
INDUSTRIAL	1.5%
EastGroup Properties		16,100	673,785
ING Industrial Fund (Australia)		419,302	935,147
Segro PLC (United Kingdom)		28,683	268,353
			1,877,285
MORTGAGE	0.5%
Annaly Capital Management		36,255	659,116

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
OFFICE	17.2%
BioMed Realty Trust		67,957	$1,574,563
Boston Properties		63,900	5,866,659
Brandywine Realty Trust		143,885	2,579,858
Derwent London PLC (United Kingdom)		24,400	686,789
ING Office Fund (Australia)		662,257	942,022
Kilroy Realty Corp.		27,000	1,483,920
Mack-Cali Realty Corp.		124,100	4,219,400
Maguire Properties		99,100	2,920,477
Parkway Properties		18,900	698,922
SL Green Realty Corp.		13,004	1,215,354
			22,187,964
OFFICE/INDUSTRIAL	2.9%
Liberty Property Trust		129,200	3,722,252
RESIDENTIAL—APARTMENT	14.8%
American Campus Communities		48,969	1,314,818
Apartment Investment & Management Co.		50,500	1,753,865
AvalonBay Communities		59,400	5,591,916
Camden Property Trust		53,500	2,576,025
Education Realty Trust		62,100	698,004
Home Properties		81,800	3,668,730
Mid-America Apartment Communities		40,400	1,727,100
UDR		87,400	1,734,890
			19,065,348
SELF STORAGE	2.2%
Extra Space Storage		104,800	1,497,592
Sovran Self Storage		33,400	1,339,340
			2,836,932

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
SHOPPING CENTER	12.2%
COMMUNITY CENTER	4.5%
Cedar Shopping Centers		57,300	$586,179
Developers Diversified Realty Corp.		75,300	2,883,237
Inland Real Estate Corp.		55,300	783,048
Urstadt Biddle Properties—Class A		102,700	1,591,850
			5,844,314
REGIONAL MALL	7.7%
General Growth Properties		28,246	1,163,170
Glimcher Realty Trust		91,200	1,303,248
Macerich Co.		104,500	7,425,770
			9,892,188
TOTAL SHOPPING CENTER			15,736,502
SPECIALTY	0.8%
Entertainment Properties Trust		20,500	963,500
TOTAL COMMON STOCK (Identified cost—$72,229,549)			106,165,757
PREFERRED SECURITIES—$25 PAR VALUE	12.9%
REAL ESTATE	12.3%
DIVERSIFIED	0.9%
Digital Realty Trust, 8.50%, Series A		10,700	240,857
Digital Realty Trust, 7.875%, Series B		13,200	292,380
iStar Financial, 7.875%, Series E		13,100	258,594
Lexington Realty Trust, 7.55%, Series D		16,500	315,150
			1,106,981
HEALTH CARE	1.4%
Health Care REIT, 7.625%, Series F		24,100	532,851
Health Care REIT, 7.50%, Series G		38,800	1,242,764
			1,775,615
HOTEL	0.7%
Ashford Hospitality Trust, 8.45%, Series D		15,000	285,000
Hospitality Properties Trust, 7.00%, Series C		16,000	288,000
Sunstone Hotel Investors, 8.00%, Series A		19,100	373,023
			946,023
INDUSTRIAL	0.2%
EastGroup Properties, 7.95%, Series D		9,100	222,996

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
MORTGAGE	0.3%
Anthracite Capital, 8.25%, Series D		12,300	$194,340
NorthStar Realty Finance Corp., 8.25%, Series B		15,000	238,650
			432,990
OFFICE	0.8%
BioMed Realty Trust, 7.375%, Series A		32,800	670,760
SL Green Realty Corp., 7.625%, Series C		15,000	341,100
			1,011,860
OFFICE/INDUSTRIAL	0.5%
PS Business Parks, 6.70%, Series P		37,100	703,416
RESIDENTIAL—APARTMENT	3.4%
Apartment Investment & Management Co., 9.375%, Series G		113,200	2,762,080
Apartment Investment & Management Co., 7.75%, Series U		60,000	1,255,200
Mid-America Apartment Communities, 8.30%, Series H		17,300	416,411
			4,433,691
SELF STORAGE	1.2%
Public Storage, 7.25%, Series I		29,700	624,888
Public Storage, 7.25%, Series K		46,297	974,552
			1,599,440
SHOPPING CENTER	2.9%
COMMUNITY CENTER	2.1%
Cedar Shopping Centers, 8.875%, Series A		10,000	235,000
Kimco Realty Corp., 7.75%, Series G		40,000	914,400
Regency Centers Corp., 7.45%, Series C		31,500	694,575
Saul Centers, 8.00%, Series A		18,700	461,890
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[a]		4,000	434,000
			2,739,865
REGIONAL MALL	0.8%
CBL & Associates Properties, 7.75%, Series C		25,000	550,000
Simon Property Group, 8.375%, Series J ($50 par value)[a]		8,130	514,222
			1,064,222
TOTAL SHOPPING CENTER			3,804,087
TOTAL REAL ESTATE			16,037,099

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
TELECOMMUNICATION SERVICES	0.6%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		35,000	$728,700
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$18,642,740)			16,765,799
PREFERRED SECURITIES—CAPITAL SECURITIES	2.9%
INSURANCE	0.7%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab		1,000,000	891,875
OFFICE	1.4%
Highwoods Properties, 8.625%, Series Aa		2,000	1,760,000
PIPELINES	0.8%
Enterprise Products Operating LP, 8.375%, due 8/1/66		1,000,000	1,025,397
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$3,811,080)			3,677,272
		Principal Amount
COMMERCIAL PAPER	2.4%
Prudential Funding Corp., 3.15%, due 1/2/08 (Identified cost—$3,152,724)		$3,153,000	3,152,724
TOTAL INVESTMENTS (Identified cost—$97,836,093)	100.7%		129,761,552
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)%		(949,046)
NET ASSETS (Equivalent to $13.93 per share based on 9,249,159 shares of common stock outstanding)	100.0%		$128,812,506

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  Illiquid security. Aggregate holdings equal 2.1% of net assets of the fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.7% of net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$97,836,093)	$129,761,552
Cash	40,425
Dividends and interest receivable	1,278,911
Receivable for investment securities sold	210,282
Other assets	1,726
Total Assets	131,292,896
LIABILITIES:
Payable for dividends and distributions declared	1,800,200
Payable for investment securities purchased	469,952
Payable for investment advisory fees	83,674
Payable for directors' fees	4,156
Other liabilities	122,408
Total Liabilities	2,480,390
NET ASSETS applicable to 9,249,159 shares of $0.001 par value common stock outstanding	$128,812,506
NET ASSETS consist of:
Paid-in-capital	$97,013,599
Dividends in excess of net investment income	(103,702)
Accumulated net realized loss	(23,185)
Net unrealized appreciation	31,925,794
$128,812,506
NET ASSET VALUE PER SHARE:
($128,812,506 ÷ 9,249,159 shares outstanding)	$13.93
MARKET PRICE PER COMMON SHARE	$13.19
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(5.31)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Investment Income:
Dividend income (net of $32,901 of foreign withholding tax)	$5,485,501
Interest income	236,585
Total Income	5,722,086
Expenses:
Investment advisory fees	1,180,615
Professional fees	100,974
Shareholder reporting expenses	65,703
Directors' fees and expenses	54,735
Custodian fees and expenses	47,154
Transfer agent fees and expenses	31,567
Administration fees	25,566
Miscellaneous	36,920
Total Expenses	1,543,234
Net Investment Income	4,178,852
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,648,602
Foreign currency transactions	(2,612)
Net realized gain	14,645,990
Net change in unrealized appreciation on:
Investments	(47,673,123)
Foreign currency translations	313
Net change in unrealized appreciation	(47,672,810)
Net realized and unrealized loss	(33,026,820)
Net Decrease in Net Assets Resulting from Operations	$(28,847,968)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$4,178,852	$4,879,030
Net realized gain	14,645,990	18,826,353
Net change in unrealized appreciation	(47,672,810)	19,610,641
Net increase (decrease) in net assets resulting from operations	(28,847,968)	43,316,024
Dividends and Distributions to Shareholders from:
Net investment income	(4,766,153)	(4,914,345)
Net realized gain on investments	(14,104,532)	(18,650,549)
Tax return of capital	(6,032,689)	(3,720,135)
Total dividends and distributions to shareholders	(24,903,374)	(27,285,029)
Total increase (decrease) in net assets	(53,751,342)	16,030,995
Net Assets:
Beginning of year	182,563,848	166,532,853
End of year[a]	$128,812,506	$182,563,848

a  Includes dividends in excess of net investment income of $103,702 and $74,691, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Year ended December 31,
Per Share Operating Performance:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$19.74	$18.01	$19.72	$16.99	$13.52
Income from investment operations:
Net investment income	0.52 [a]	0.52	0.49 [b]	0.64	0.58
Net realized and unrealized gain (loss) on investments	(3.64)	4.16	0.67	3.24	3.92
Total income (loss) from investment operations	(3.12)	4.68	1.16	3.88	4.50
Less dividends and distributions to shareholders from:
Net investment income	(0.52)	(0.53)	(0.49)	(0.64)	(0.58)
Net realized gain on investments	(1.52)	(2.02)	(1.90)	(0.35)	(0.35)
Tax return of capital	(0.65)	(0.40)	(0.48)	(0.16)	(0.10)
Total dividends and distributions to shareholders	(2.69)	(2.95)	(2.87)	(1.15)	(1.03)
Net increase (decrease) in net asset value	(5.81)	1.73	(1.71)	2.73	3.47
Net asset value, end of year	$13.93	$19.74	$18.01	$19.72	$16.99
Market value, end of year	$13.19	$20.32	$18.53	$20.12	$17.74
Total net asset value return[c]	–15.92%	26.68%	5.37%	23.65%	34.05%
Total market value return[c]	–22.60%	26.74%	6.25%	20.83%	33.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.8	$182.6	$166.5	$182.4	$157.1
Ratio of expenses to average daily net assets	0.92%	0.88%	0.91%	0.92%	0.95%
Ratio of net investment income to average daily net assets	2.48%	2.70%	2.56%	3.62%	3.93%
Portfolio turnover rate	29%	18%	15%	3%	22%

a  5.6% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is

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NOTES TO FINANCIAL STATEMENTS—(Continued)

principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/depreciation and realized gain/loss on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many

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NOTES TO FINANCIAL STATEMENTS—(Continued)

foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2007, a portion of the dividends have been reclassified to return of capital and distributions of net realized capital gains.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the year ended December 31, 2007.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the advisory agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the fund's average daily net assets.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,102 from the fund for the year ended December 31, 2007.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2007 totaled $47,975,824 and $64,476,290, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2007	2006
Ordinary income .....	$4,766,153	$6,424,603
Long-term capital gains	14,104,532	17,140,291
Tax return of capital	6,032,689	3,720,135
Total dividends and distributions	$24,903,374	$27,285,029

As of December 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$38,401,332
Gross unrealized depreciation	(6,836,206)
Net unrealized appreciation	$31,565,126
Cost for federal income tax purposes	$98,196,426

As of December 31, 2007, the fund had temporary book/tax differences primarily attributable to mark-to-market of passive foreign investment companies and timing differences on dividends received and permanent book/tax differences primarily attributable to prior year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $76,163, accumulated net realized loss was charged $482,127 and dividends in excess of net investment income was credited $558,290.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. During the years ended December 31, 2007 and December 31, 2006, there were no transactions in shares of common stock.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Total Return Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2008

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2007) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
–15.92%	13.21%	8.98%	10.81%	–22.60%	10.92%	8.25%	9.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

TAX INFORMATION—2007 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $137,835. Also, the fund designates a long-term capital gain distribution of $13,996,035 at the 15% rate and $108,497 at the 25% rate or maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts. The fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The board of directors approved amendments to certain investment policies to provide that, under normal market conditions, the fund may invest up to 20% of its total assets in preferred and other fixed income securities. The board also approved amendments to eliminate the non-fundamental investment restriction regarding the purchase of securities on margin. In addition, the board of directors approved amendments to permit the fund to write call options on up to 25% of its managed assets. Call options would be written on both indices and securities. The fund may write call options on "broad-based" equity indexes, as well as on narrower market indexes, such as those in respect of select sectors. The fund also may write options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment. Finally, the fund may write options on select sectors and single stocks. The Fund may write listed/exchange-traded options contracts, as well as unlisted or "over-the-counter" options contracts, particularly with respect to options on foreign securities or indexes.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on September 25, 2007, the Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Investment Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Advisor, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The board reviewed the services that the Investment Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Investment Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(ii) Investment performance of the fund and the Investment Advisor: The board considered the investment performance of the fund compared to Peer Funds and compared to relevant benchmarks. The board noted that the fund underperformed the Peer Funds' medians and the benchmark and blended benchmark for the 1-, 3- and 5-year periods, and was in line with the median and the blended benchmark for the 10-year period. Among a grouping of peer funds with an income-focused strategy ("Income Peers"), the board noted that the fund had slightly underperformed the medians for the 1- and 3-year periods, while outperforming the median for the 5-year period. The board acknowledged that the fund was the only non-leveraged, closed-end real estate fund among the Peer Funds and that, all other things being equal; a leveraged fund will outperform a non-leveraged fund. The directors considered that a small number of funds share the fund's income focus and that the Peer Funds included funds that focus on total return. The board noted the Investment Advisor's information that in the REIT market, during the last few years, funds with an income strategy have underperformed against funds with a total return strategy as well as the Investment Advisor's view that a comparison to the peer group has only limited value. The board also noted that the fund's portfolio yield was above both the Peer Funds and the benchmarks, and was in line with the Income Peers, as a result of portfolio investments in certain REITs that pay significant dividends, but have less appreciation possibility, and REIT preferred stocks, which have minimal growth potential. The board also considered the Investment Advisor's performance in managing other funds that invest in real estate securities.

The board also considered the Investment Advisor's performance in managing other real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the fund: Next, the board considered the advisory fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. The board noted that the gross and net expense ratios were better than the medians, ranking the fund in the 1st quartile among the Peer Funds. The board also considered that the net (effective) advisory fee was better than the Peer Funds' median. The board concluded that the fund's current expense structure is competitive within peer group.

The board also reviewed information regarding the profitability to the Investment Advisor of its relationship with the fund. The board considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The board took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the fund's brokerage transactions.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors considered that as a closed-end fund, the fund would not be

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The board also compared both the services rendered and the fees paid under the Advisory Agreement to the Investment Advisor's other fund advisory agreements. The board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	2010	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	2008	Consultant. Director, Reis, Inc.; Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	22	2001 to present

George Grossman Age: 54	Director	2009	Attorney-at-law.	22	1993 to present

Richard E. Kroon Age: 65	Director	2008	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

Richard J. Norman Age: 64	Director	2010	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

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(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 64	Director	2010	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 71	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward Jr. Age: 61	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 41	Vice President	Executive Vice President of CSCM since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 40	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Thomas N. Bohjalian Age: 42	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

DECEMBER 31, 2007

RFIAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge,upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$41,800	$48,519
Audit-Related Fees	7,900	—
Tax Fees	14,000	12,900
All Other Fees	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$109,000	$65,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit s  ervices rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $130,900 and $77,900, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.             Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

                A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

                B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

                C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.            General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.            The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.             In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.            Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.           In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.            To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.           Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.           C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.           General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.          Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.            Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.             Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.             Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.         Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•              Name of the company

•              Ticker symbol

•              CUSIP number

•              Shareholder meeting date

•              Brief identification of each matter voted upon

•              Whether the matter was proposed by management or a shareholder

•              Whether C&S voted on the matter

•              If C&S voted, then how C&S voted

•              Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.         Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•              Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•              Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•              Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•              Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•              Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.             Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2008, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since 2004	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Thomas N. Bohjalian • Vice President • Portfolio manager since 2006	Senior vice president of C&S. Previously, vice president of C&S.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2007, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

		Number of accounts	Total assets

•	Registered investment companies	20	$16,852,445,000

•	Other pooled investment vehicles	23	$5,601,817,000

•	Other accounts	52	$4,152,287,000

Robert Steers

		Number of accounts	Total assets

•	Registered investment companies	20	$16,852,445,000

•	Other pooled investment vehicles	23	$5,601,817,000

•	Other accounts	52	$4,152,287,000

Joseph Harvey

		Number of accounts	Total assets

•	Registered investment companies	20	$16,852,445,000

•	Other pooled investment vehicles	23	$5,601,817,000

•	Other accounts	52	$4,152,287,000

James Corl

		Number of accounts	Total assets

•	Registered investment companies	19	$16,278,181,000

•	Other pooled investment vehicles	23	$5,601,817,000

•	Other accounts	52	$4,152,287,000

William F. Scapell

		Number of accounts	Total assets

•	Registered investment companies	10	$10,327,197,000

•	Other pooled investment vehicles	2	$66,154,000

•	Other accounts	13	$556,978,000

Thomas Bohjalian

		Number of accounts	Total assets

•	Registered investment companies	7	$7,437,844,000

•	Other pooled investment vehicles	2	$66,154,000

•	Other accounts	8	$378,527,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2007:

Dollar Range of Securities Owned
Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	$1 - $10,000
James Corl	None
William F. Scapell	None
Thomas Bohjalian	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs.

Cohen, Steers, Harvey and Corl and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/	Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Adam M. Derechin
		Name:	Adam M. Derechin
		Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/	James Giallanza
		Name:	James Giallanza
		Title:	Treasurer
(principal financial officer)

Date: March 3, 2008